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                                                                  EXHIBIT 10.5
                                                                  APPENDIX

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BARNES GROUP INC.
STOCK INCENTIVE PLAN

1. PURPOSE

The purpose of the Plan is to authorize the grant to Senior Executives of the Company or any Subsidiary of (i) nonqualified options to purchase shares of Common Stock, (ii) Stock Appreciation Rights, (iii) Incentive Stock Rights and
(iv) Performance Unit Awards, and thus benefit the Company by giving such employees a greater personal interest in the success of the enterprise and an added incentive to continue and advance in their employment.

2. DEFINITIONS

The following terms, when used in the Plan, shall mean:

         1966 PLAN: The Company's 1966 Stock Option Plan as in effect immediately prior to its expiration.

         BOARD: The Board of Directors of the Company.

         COMMITTEE: Such committee as shall be appointed by the Board pursuant to the provisions of section 11.

         COMMON STOCK: The Common Stock of the Company, par value $1 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of section 9.

         COMPANY: Barnes Group Inc.

         DISABILITY: Inability to perform the services normally rendered by the employee due to any physical or mental impairment that can be expected either to be of indefinite duration or to result in death, as determined by the Committee on the basis of appropriate medical evidence.

         EARLY RETIREMENT: Termination of employment with the Company or a Subsidiary with the Company's consent after the employee has attained age 55 and prior to his Normal Retirement Date.

         FAIR MARKET VALUE: As applied to the Common Stock on any day, the closing market price of such stock as reported in the New York Stock Exchange-Composite Transactions Index for such day, or if the Common Stock was not traded on such day, for the last preceding day on which the Common Stock was traded.

         INCENTIVE: An incentive granted under the Plan in one of the forms provided for in section 3.

         INCENTIVE STOCK RIGHT: Incentive stock units credited pursuant to section 7 as additional compensation for services to the Company or a Subsidiary.

         NORMAL RETIREMENT DATE: The last day of the month following the employee's 65th birthday except that if such birthday occurs on the last day of the month, his Normal Retirement Date shall be the date of such birthday.

         OPTION: An option to purchase shares of Common Stock.

         PERFORMANCE UNIT AWARD: Performance units credited to a Senior Executive pursuant to section 8 as additional compensation for services to the Company or a Subsidiary.

         PLAN: The Barnes Group Inc. Stock Incentive Plan herein set forth, as amended from time to time.

         SENIOR EXECUTIVE: An employee of the Company or of a Subsidiary, including an officer or director who is an employee, who in the Committee's judgment can contribute significantly to the growth and successful operations of the Company or a Subsidiary.

         STOCK APPRECIATION RIGHT: A right to receive an amount, payable in shares of Common Stock or, at the election of the Committee as to all or any part of such amount, in cash, equal to the increase in the Fair Market Value of the number of shares of Common Stock subject to such right, as set forth in section 6.

         SUBSIDIARY: A corporation at least 50% of whose outstanding voting stock is owned, directly or indirectly, by the Company.

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3. GRANTS OF INCENTIVES

(a) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Incentives under the Plan to, and only to, Senior Executives.

(b) Incentives may be in the following forms:

    (i)  an Option, in accordance with section 5,

    (ii) a Stock Appreciation Right, in accordance with section 6,

    (iii) an Incentive Stock Right, in accordance with section 7,

    (iv) a Performance Unit Award, in accordance with section 8, or

    (v)  a combination of two or more of the foregoing.

4. STOCK SUBJECT TO THE PLAN

(a) Subject to adjustment as provided in section 9, the aggregate number of shares of Common Stock which may be made the subject of Incentives granted under the Plan shall not exceed the sum of (i) 500,000 shares, (ii) the number of shares of such stock available for the granting of options under the 1966 Plan immediately prior to its expiration, and (iii) the number of shares of such stock covered by outstanding options (or installments thereof) granted under the 1966 Plan which, after its expiration, shall terminate or expire in whole or in part without being exercised. Charges against such aggregate number are governed by the provisions of paragraph (c) of this section 4, paragraph (h) of section 5, paragraph (e) of section 6, paragraph (c) of section 7 and paragraph (e) of section 8. Subject to said provisions and to adjustment as provided in section 9, the maximum number of shares that may be charged under the Plan on account of any one individual may not exceed 75,000.

(b) Such shares may be either authorized but unissued shares or shares issued and thereafter acquired by the Company.

(c) If any shares subject to an Incentive shall cease to be subject thereto because of the termination without exercise or payment, in whole or in part, of such Incentive, the shares as to which the Incentive was not exercised or paid shall no longer be charged against the aggregate and individual limitations in paragraph (a) of this section 4 and may again be made subject to Incentives.

(d) The Committee may permit the voluntary surrender of all or a portion of any Incentive granted under this Plan to be conditioned upon the granting to the employee of a new Incentive for the same or a different number of shares or amount of other payment as the Incentive surrendered, or may require such voluntary surrender as a condition to a grant of a new Incentive to such employee. Such new Incentive shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Incentive is granted, all determined in accordance with the provisions of this Plan without regard to the price, period of exercise, or any other terms or conditions of the Incentive surrendered.

5. OPTIONS

Incentives in the form of Options shall be subject to the following provisions:

(a) The Option price per share shall not be less than 85% of the Fair Market Value at the time of the grant of the Option. In no event shall the Option price be less than the par value of the stock.

(b) Subject to the provisions of paragraphs (c) and (f) of this section 5 and the provisions of paragraph (a) of section 12 relating to absence on leave, an Option granted under the Plan may not be exercised unless, at the time of such exercise, the optionee shall be in the employ of the Company or a Subsidiary and shall have completed at least 12 months of continuous employment with the Company or a Subsidiary or both, from the date of the grant of his Option.

(c) Each Option shall expire at such time as the Committee may determine at the time the Option shall be granted but not later than ten years from the date such Option shall have been granted or, if earlier, one year following the optionee's Normal Retirement Date.

(d) Any Option granted under the Plan may be exercised solely by the person to whom granted (or by his guardian or legal representative) except as provided in paragraph (f) (i) of this section 5 in the case of such person's death.

(e) After completion of the required period of employment specified in the Option grant, the Option may be exercised, in whole or in part, at any time or from time to time during the balance of the term of the Option, except as limited by provisions contained in the Option (including provisions regarding exercise in installments).

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(f) The Option shall terminate if and when the optionee shall terminate employment with the Company and its Subsidiaries, except as follows:

    (i) If the optionee shall die while employed by the Company or a Subsidiary or within 90 days after termination of such employment, the Option theretofore granted to him may only be exercised by his legal representative within the period of one year following his death, and in no event after the date of expiration of his Option, and then only as and to the extent that he was entitled to exercise it at the date of his death; however, in the case of any Option exercisable in installments, if the optionee shall die while employed by the Company or a Subsidiary or within 90 days after terminating employment by Early Retirement or by retiring on or after his Normal Retirement Date, such Option may be exercised as to any or all shares which would have been purchasable in the following installment period if the optionee had not died.

    (ii) If the optionee elects Early Retirement, he may exercise his Option on, or any time within one year following the date of such Early Retirement (but in no event after the date of expiration of his Option) as to any or all shares purchasable on such date and also, in the case of any Option exercisable in installments, as to any or all shares which would have been purchasable in the following installment period if such retirement had not occurred.

    (iii) If the optionee terminates employment by retiring on or after his Normal Retirement Date, he may exercise his Option on, or at any time within one year following, his Normal Retirement Date (but in no event after the date of expiration of his Option) as to any or all shares purchasable on the date of exercise.

    (iv) If the optionee terminates employment prior to his Normal Retirement Date for any reason other than by death or Early Retirement, he may exercise his Option, on the date of such termination or any time within 90 days following such termination (but in no event after the date of expiration of his Option), as to any or all shares purchasable on the date of his termination of employment.

(g) Shares purchased upon exercise of an Option shall be paid for in full at the time of exercise in cash or, with the consent of the Committee, in whole or in part in shares of Common Stock (based on their Fair Market Value on the date of exercise).

(h) The forms of Option authorized by the Plan may contain such other provisions as the Committee shall deem advisable. Without limiting the foregoing and if so authorized by the Committee, the Company may, with the consent of the optionee, and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation in respect of the Option either by payment to the optionee of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so cancelled over the aggregate purchase price of such shares, or by issuance or transfer to the optionee of shares of Common Stock with a Fair Market Value, at such time, equal to any such excess, or by a combination of cash and shares. Upon any exercise of an Option or upon any such payment of money or issuance of shares, (i) there shall be charged against the aggregate and individual limitations in paragraph (a) of section 4 a number of shares equal to (A) the number of shares so issued plus
(B) the number of shares purchasable with the amount of any cash paid to the optionee on the basis of the Fair Market Value as of the date of payment; and
(ii) the number of shares subject to the portion of the Option so cancelled, less the number of shares so charged against such limitations, shall thereafter be available for other grants of Incentives and shall no longer be charged against the individual's maximum limitation.

6. STOCK APPRECIATION RIGHTS

(a) A Stock Appreciation Right may be granted (i) in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option, (ii) in connection with any Option theretofore granted under the 1966 Plan, or (iii) independently of the grant of an Option.

(b) A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right, to receive a number of shares of Common Stock, or cash or a combination of cash and shares (as the Committee in its discretion may elect), determined pursuant to paragraph (d) of this section 6.

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(c) A Stock Appreciation Right shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee:

  (i) If granted in connection with an Option, a Stock Appreciation Right shall be exercisable at such time or times and by such person or persons and to the extent, but only to the extent, that the Option to which it relates shall be exercisable; provided, however, that such Right (A) shall not be exercisable during the first six months following the date of its grant and (B) shall be exercisable only during the ten-day periods (the "Exercise Periods") beginning on the third business day following the date of release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following such date of release.

  (ii) If granted independently of an Option, a Stock Appreciation Right shall be subject to the following provisions:

    (A) Subject to the provisions of subparagraph (E) of this paragraph (c) (ii) and the provisions of paragraph (a) of section 12 relating to absence on leave, such Stock Appreciation Right may not be exercised unless, at the time of such exercise, the grantee shall be in the employ of the Company or a Subsidiary and shall have completed at least 12 months of continuous employment with the Company or a Subsidiary or both, from the date of the grant of such Right.

    (B) Such Stock Appreciation Right shall expire at such time as the Committee may determine at the time the Right shall be granted but not later than ten years from the date such Right shall have been granted or, if earlier, one year following the employee's Normal Retirement Date.

    (C) Any such Stock Appreciation Right granted under the Plan may be exercised solely by the person to whom granted (or by his guardian or legal representative) except as provided in subparagraph (E) (1) of this paragraph (c) (ii) in the case of such person's death.

    (D) After completion of the required period of employment specified in the related Stock Appreciation Right agreement, such Right may be exercised, in whole or in part, at any time or from time to time during the balance of the term of the Right, except as limited by provisions contained in such agreement (including provisions regarding exercise in installments) and except that any such Right shall only be exercised during the Exercise Periods defined in paragraph (c) (i) of this section 6.

    (E) Such Stock Appreciation Right shall terminate if and when the grantee shall cease to be an employee of the Company or a Subsidiary, except as follows:

    (1) If the grantee shall die while employed by the Company or a Subsidiary or within 90 days after termination of such employment, the Stock Appreciation Right theretofore granted to him may only be exercised by his legal representative within the period of one year following his death, and in no event after the date of expiration of the Stock Appreciation Right, and then only as and to the extent that he was entitled to exercise it at the date of his death; however, in the case of any Stock Appreciation Right exercisable in installments, if the grantee shall die while employed by the Company or a Subsidiary or within 90 days after terminating employment by Early Retirement or by retiring on or after his Normal Retirement Date, such Right may be exercised as to all or that portion of such Right which would have been exercisable in the following installment period if the grantee had not died.

    (2) If the grantee elects Early Retirement, he may exercise his Stock Appreciation Right on, or any time within the one year following the date of such Early Retirement (but in no event after the date of expiration of such Right) as to all or a portion of such Right exercisable on such date and also, in the case of any such Right exercisable in installments, as to all or a portion of such Right which would have been exercisable in the following installment period if such retirement had not occurred.

    (3) If the grantee terminates employment by retiring on or after his Normal Retirement Date, he may exercise his Stock Appreciation Right on, or at any time within one year following, his Normal Retirement Date (but in no event after the date of expiration of such Right) as to all or a portion of such Right exercisable on the date of exercise.

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    (4) If the grantee terminates employment prior to his Normal Retirement Date for any reason other than by death or Early Retirement, he may on the date of such termination or within 90 days following such termination (but in no event after the date of expiration of his Stock Appreciation Right) exercise such Right if and to the extent that he was entitled to exercise it at the date of such termination.

(d) Upon exercise of a Stock Appreciation Right, the holder thereof shall be entitled to receive a number of shares equal in Fair Market Value to (1 ) the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise shall exceed the Fair Market Value of a share of Common Stock on the date of grant of the related Option, or, in the case of any such Right granted independently of an option, on the date of grant of such Right (except that if any such Right shall be granted in connection with an Option previously outstanding under the Plan or the 1966 Plan, and if such Right shall so provide, the Fair Market Value of a share of Common stock on the date of grant of such Right, if such Fair Market Value is lower than the Fair Market Value at the time of grant of the related Option, may be used instead of the Fair Market Value at the time of grant of the related Option), multiplied by (2) the number of shares in respect of which such Right shall have been exercised. Settlement for any fraction of a share due shall be made in cash. The Committee may settle all or any part of the Company's obligation arising out of an exercise of any such Right by the payment of cash equal to the aggregate value of the shares of Common Stock that it would otherwise be obligated to deliver under the provisions of this paragraph (d).

(e) Upon exercise of any Stock Appreciation Right, (i) there shall be charged against the aggregate and individual limitations in paragraph (a) of section 4 a number of shares equal to (A) the number of shares issued to the grantee under paragraph (d) of this section 6 plus (B) the number of shares purchasable with the amount of any cash paid to the grantee on the basis of the Fair Market Value as of the date of payment; and (ii) the portion of the Incentive in respect of which such Right shall have been exercised shall be cancelled and the number of shares subject to such portion, less the number of shares so charged against such limitations, shall thereafter be available for other grants of Incentives and shall no longer be charged against the individual's maximum limitation.

7. INCENTIVE STOCK RIGHTS

(a) An Incentive Stock Right will consist of incentive stock units, each of which will be equivalent to one share of the Company's Common Stock. An Incentive Stock Right wi11 be evidenced by an agreement in form approved by the Committee,will be nontransferable, will entitle the holder to receive shares of Common Stock, without payment to the Company, after the lapse of the incentive period or periods established by the Committee and wi11 be subject to the limitations in paragraph (a) of section 4. Holders of Incentive Stock Rights will be entitled, from the date of the award, to receive from the Company cash payments equal to the amount of dividends declared on the number of shares of Common Stock equal to the number of incentive stock units held by them, such payments to be made on the Company's dividend payment dates.

(b) In the event of termination of employment by reason of death, Disability or Early Retirement during an incentive period, the Committee may provide that such period will lapse on the date of termination with respect to that proportion of the incentive stock units that are to vest at the close of such period as the number of full months in such period up to the date of termination bears to the number of months in such period. To the extent that incentive periods have not lapsed prior to the termination of employment for the foregoing or any other reason, the Incentive Stock Right will terminate on termination of employment.

(c) After the lapse of the incentive period and the issuance of shares, there will be charged against the aggregate and individual limitations in paragraph
(a) of section 4 the number of shares equal to the number of shares issued.

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8. PERFORMANCE UNIT AWARDS

(a) A Performance Unit Award will consist of performance units granted to Senior Executives selected by the Committee. Performance units may be granted alone or in conjunction with and related to an Option. When granted in conjunction with an Option, the number of performance units, unless otherwise provided by the Committee, will be equal to the number of shares under the related Option. To the extent that the Committee elects to pay performance units granted with a related Option, there will be a proportionate reduction in the number of shares available under such Option and any related Stock Appreciation Right. To the extent the related Option or a Stock Appreciation Right granted in connection with such Option is exercised, the related number of performance units will be proportionately reduced.

(b) The Committee will establish an initial value for each performance unit at the time of grant. At that time the Committee will also establish performance targets to be achieved during the award period of not less than one year set by the Committee. The value of the performance units at the end of the award period will be determined by the degree to which the performance targets are achieved. However, in no event will the value be greater than the initial value established at the time of the grant. Performance Unit Awards will be subject to the limitations in paragraph (a) of section 4 and will be evidenced by agreements setting forth the initial value for each performance unit, the performance targets and award period and such other terms and conditions not inconsistent with the Plan as the Committee may determine.

(c) Payment, if any, at the end of the award period will be made in cash, shares of Common Stock, or both, as determined by the Committee. A Performance Unit Award granted alone, not in conjunction with an Option, is automatically payable if the conditions are met. A Performance Unit Award granted in conjunction with an Option is payable only at the election of the Committee, as an alternative to the continuance of the related option and any related Stock Appreciation Right. The Committee may make this election to pay only during the first two months after the end of the award period. If the election to pay is not made, the Performance Unit Award terminates and the related Option and Stock Appreciation Right continue in effect.

(d) In the event of termination of employment by reason of death, Disability, or Early Retirement prior to the end of the award period, or if employment terminates for any other reason during the final year of the award period (excepting termination for cause), a pro rata portion of the value of the performance units at the end of the award period will be paid to the employee (or his estate in the case of death), unless the Committee determines that a different portion be payable or elects to terminate the award. Upon termination of employment under any other circumstances, the Performance Unit Award will terminate.

(e) Upon payment of a Performance Unit Award there shall be charged against the aggregate and individual limitations in paragraph (a) of section 4 a number of shares equal to (i) the number of shares issued to the employee in respect of the Performance Unit Award plus (ii) the number of shares purchasable with the amount of any cash paid to the employee in respect of the Performance Unit Award on the basis of the Fair Market Value as of the date of payment.

(f) The Committee may make such adjustments to the publicly reported amounts of the Company's consolidated earnings or book values it deems appropriate for changes in accounting practices or principles, for material acquisitions or dispositions of stock or property, for recapitalizations or reorganizations or for any other events with respect to which the Committee determines such an adjustment to be appropriate in order to avoid distortion in the operation of the Plan.

9. ADJUSTMENT PROVISIONS

The Options granted under the Plan shall contain such provisions as the Committee may determine with respect to adjustments to be made in the number and kind of shares covered by such Options and in the Option price in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure of shares of the Company; and in the event of any such change, the aggregate number and kind of shares available under the Plan and the maximum number of shares that may be charged under the Plan on account of any one individual shall be appropriately adjusted. In the event of any such change, equitable adjustments shall also be made by the Committee in its discretion in the terms and conditions of any Stock Appreciation Right, Incentive Stock Right and Performance Unit Award granted under the Plan.

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10. TERM

The Plan shall become effective if and when approved by the Company's shareholders at their 1981 Annual Meeting. No Incentives shall be granted under the Plan after April 3, 1991.

11. ADMINISTRATION

(a) The Plan shall be administered by the Committee, to be appointed from time to time by the Board and to consist of not less than three of the then members of the Board. No member of the Committee shall be eligible to participate in the Plan.

(b) The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. The greater of two members or one-third of the entire Committee shall constitute a quorum, and the act of a majority of the members present shall be the act of the Committee. Any decision or determination reduced to writing, signed by all members of the Committee and filed with the minutes of the proceedings of the Committee, shall be fully as effective as if made by a unanimous vote at a meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business and for the carrying out of the Plan as it shall deem appropriate.

(c) Incentives under the Plan shall be granted in accordance with the Committee's determinations pursuant to the Plan, by execution and prompt delivery to the employee of instruments approved by the Committee. Any such grant shall be effective on the date of such determination or, if later, on the date specified in the instrument evidencing the grant.

(d) The interpretation and construction by the Committee of any provision of the Plan and of any Incentive granted thereunder shall, unless otherwise determined by the Board, be final and conclusive on all persons having any interest thereunder.

12. GENERAL PROVISIONS

(a) Absence on leave because of military or governmental service, Disability or other reason, if such absence is approved by the Committee, shall not be considered an interruption or termination of employment for any purpose of the Plan, or Incentives granted thereunder, except that no Incentive may be granted to an employee while he is absent on leave.

(b) Incentives may be granted under the Plan from time to time in substitution for non-qualified stock options and/or stock appreciation rights held by employees of other corporations who are or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary. Further, Stock Appreciation Rights may be granted under the Plan from time to time in connection with nonqualified stock options assumed by the Company or a Subsidiary as part of any such merger, consolidation or acquisition. The terms and conditions of the substituted Incentives or related Stock Appreciation Rights so granted may vary from the terms and conditions set forth in sections 5 and 6 to such extent as the Board may deem appropriate to conform in whole or in part to the provisions of the substituted incentives.

(c) Nothing in the Plan nor in any instrument executed pursuant thereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary.

(d) No shares of Common Stock shall be sold, issued or transferred pursuant to, or accepted as payment of the Option price of, an Incentive unless and until there has been compliance, in the opinion of the Company's General Counsel, with all applicable legal requirements, including without limitation those relating to securities laws and stock exchange listings.

(e) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the Plan or subject to any Incentive except as to such shares of Common Stock, if any, as shall have been sold, issued or transferred to him.

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(f) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or Subsidiary determines it is required to withhold in connection with any Incentive.

(g) No Incentive and no rights under the Plan, contingent or otherwise, (i) shall be assignable or subject to any encumbrance, pledge or charge of any nature, whether by operation of law or otherwise, (ii) shall be subject to execution, attachment or similar process, or (iii) shall be transferable other than by will or the laws of descent and distribution, and every Incentive and all rights under the Plan shall be exercisable during the employee's lifetime only by him or by his guardian or legal representative.

(h) Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to any employee which the Company or any Subsidiary now has or may hereafter put into effect, including without limitation, any retirement, pension, savings or thrift, insurance, death benefit, stock purchase, incentive compensation or bonus plan.

13. AMENDMENT OR DISCONTINUANCE OF PLAN

(a) The Plan may be amended by the Board at any time, provided that, without the approval of the shareholders of the Company, no amendment shall be made which
(i) increases the aggregate number of shares of Common Stock that may be made the subject of Incentives as provided in paragraph (a) of section 4, (ii) materially increases the benefits accruing to participants under the Plan, (iii) materially modifies the requirements as to eligibility for participation in the Plan, (iv) amends section 10 to extend the term of the Plan, or (v) amends this section 13.

(b) The Board may discontinue the Plan at any time.

(c) No amendment or discontinuance of the Plan shall adversely affect, except with the consent of the holder, any Incentive theretofore granted.

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